SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            _________________________

                                    FORM 8-K
                            _________________________


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                   May 24, 1996
            -----------------------------------------------------------
               (Date of Report - Date of earliest event reported)



                                THE WET SEAL, INC.
            -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-18632             33-0415940
 ----------------------------  ------------------------- ----------------------
 (State or other jurisdiction                            (I.R.S. Employer
 of incorporation of           (Commission File Number)  Identification Number)
 organization)


64 Fairbanks, Irvine, California                                      92718
- ---------------------------------------------                       ---------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (714) 583-9029





                               Page 1 of 10 pages
                         Exhibit Index Appears on page 3


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Item 1.  Change of Control.
         -----------------

      On May 15, 1996, Gross-Teitelbaum Holdings Inc. ("GTHI"), 2927977 Canada Inc. ("GTHI Sub"), Suzy Shier Inc., Los Angeles Express Fashions Inc. and Suzy Shier Limited, as trustors, and Maryse Bertrand, as trustee, under that certain Voting Trust Agreement dated as of August 9, 1995 (the "Voting Trust Agreement"), entered into an Agreement to terminate the Voting Trust Agreement immediately prior to the closing of the public offering of 3,565,000 shares of Class A Common Stock, $.10 par value per share (the "Class A Common Stock") of the registrant which occurred on May 24, 1996. In the public offering, GTHI Sub, GTHI and Suzy Shier Inc. sold 946,773, 378,227 and 1,325,000 shares of Class B Common Stock, $.10 par value per share (the "Class B Common Stock"), respectively, all of which shares were converted to Class A Common Stock upon their sale in the public offering.

      Prior to the public offering, the voting trustee controlled approximately 58.2% of the voting power with respect to the registrant. Following the public offering which occurred on May 24, 1996, GTHI Sub, Suzy Shier Inc. and Los Angeles Express Fashions Inc. held directly 1,015,573 shares, 175,000 shares and 1,500,000 shares, respectively, of the registrant's Class B Common Stock, representing 12.2%, 2.1% and 18%, respectively, of the voting power with respect to the registrant. GTHI no longer directly owns any shares of Common Stock of the registrant. Each of GTHI Sub, Suzy Shier Inc. and Los Angeles Express Fashions Inc. is controlled directly or indirectly by Irving Teitelbaum, the Chairman of the Board and Stephen Gross, Secretary and a director of the registrant. As of May 24, 1996, these entities collectively controlled approximately 32.5% of the voting power with respect to the registrant.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

      (c)    Exhibits:
             --------

             Included as part of this Form 8-K is the exhibit listed on the
Exhibit Index appearing on page 3.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 4, 1996

                                             THE WET SEAL, INC.


                                             By: /s/ Ann Cadier Kim
                                                ----------------------------
                                                 Ann Cadier Kim
                                                 Vice President and
                                                   Chief Financial Officer
                                                 (Principal Accounting Officer)




















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






                                  EXHIBIT INDEX



       Exhibit
       -------
       Number                      Description                     Page
       ------                      -----------                     ----

       1.         Agreement dated May 15, 1996 by and among
                  2927977 Canada Inc., Gross-Teitelbaum
                  Holdings Inc., Suzy Shier Inc., Los Angeles
                  Express Fashions Inc., Suzy Shier Limited
                  and Maryse Bertrand, as Trustee   . . . . .        4


















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